EXHIBIT 10.82

MODIFICATION OF SECURED PROMISSORY NOTE

            WHEREAS, this agreement is in reference to a loan which is evidenced by an instrument entitled Secured Promissory Note (NOTE), dated March 16, 2001 executed by LEE PHARMACEUTICALS for the original principal sum of One Hundred Thousand and 00/100 Dollars ($100,000.00) and payable to the order of PREFERRED BUSINESS CREDIT, INC.

            Principal balance outstanding on this Note as of this date is Sixty Five Thousand One Hundred Seventy Two & 00/100 Dollars ($65,172.00).

            NOW, THEREFORE, it is agreed by the undersigned parties that the Note shall be amended in the following respect:

The Note shall have an additional advance of Thirty Four Thousand and 00/100 Dollars $34,000.00)

Principal shall be payable in monthly installments of Five Thousand One Hundred Sixty Six & 00/100 Dollars ($5,166.00) commencing on September 1, 2001.

            Except as noted above, all the terms, conditions and provisions of said Note shall remain unchanged and in full force and effect.

Date:	August 1, 2001	Loan Number:	LEE07

PREFERRED BUSINESS CREDIT, INC.		LEE PHARMACEUTICALS
a California corporation		a California corporation

By:	FARHAD MOTIA	By:	RONALD G. LEE
	Farhad Motia, President		Ronald G. Lee, President